UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2012

DREAMS, INC.

(Exact name of registrant as specified in its charter)

Utah	001-33405	87-0368170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 South University Drive, Plantation, Florida		33324
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 377-0002

Registrant’s facsimile number, including area code: (954) 475-8785

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On March 12, 2012, Dreams, Inc. (the “Company”) issued a press release regarding its preliminary unaudited revenues for the year ended December 31, 2011. A copy of the press release is furnished as Exhibit 99.1.

ITEM 7.01	Regulation FD Disclosure

The Company’s press release described above, and furnished herewith, also includes disclosure of the Company’s projected revenues for the year ending December 31, 2012.

On March 12, 2012, at 9:00 a.m. PDT, the Company will be delivering a presentation at the Roth Capital Partners Conference being held at The Ritz Carlton Hotel in Dana Point, CA. A copy of the presentation is furnished as Exhibit 99.2.

ITEM 9.01	Financial Statements and Exhibits

The information furnished herein, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section. This information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates any such information by reference.

(d)	Exhibits

99.1	Copy of press release dated March 12, 2012

99.2	Copy of presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 12, 2012		DREAMS, INC.

	By:	/s/ ROSS TANNENBAUM
Ross Tannenbaum
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Copy of Press Release dated March 12, 2012.

99.2	Copy of presentation

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